UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 28, 2017

MVB Financial Corp.
(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On December 28, 2017, MVB Financial Corp. (the “Company”) distributed a notice to each of the holders of the Company’s 7.00% and 7.50% Convertible Subordinated Promissory Notes due 2024 (the “Notes”), Convertible Noncumulative Perpetual Preferred Stock, Series B (“Class B Preferred Stock”) and Convertible Noncumulative Perpetual Preferred Stock, Series C (“Class C Preferred Stock” and, together with the Class B Preferred Stock, the “Preferred Stock”) regarding the Company’s agreement to waive certain timing requirements associated with the conversion of the Notes and the Preferred Stock.
The Notes, originally issued on June 30, 2014 (the “Note Issuance Date”), are convertible into shares of the Company’s common stock, and, pursuant to the terms of the Notes, conversion may occur on the date immediately following each of the first, second, third, fourth and fifth anniversaries of the Note Issuance Date. The Preferred Stock, originally issued on June 30, 2014 (the “Preferred Stock Issuance Date”), are convertible into shares of the Company’s common stock, and, pursuant to the Certificates of Designations establishing the Preferred Stock, conversion may occur during the 30-day periods immediately following each of the first, second, third, fourth and fifth anniversaries of the Preferred Stock Issuance Date.
The notices distributed to the respective holders of the Notes and the Preferred Stock provide that the Company has elected to waive the above referenced timing requirements associated with when a conversion may occur and, instead, the Company will accept notices of conversion at any time prior to July 1, 2019 with respect to the Notes and at any time prior to July 30, 2019 with respect to the Preferred Stock, which are the final conversion dates for the Notes and the Preferred Stock, respectively.
The foregoing description is qualified in its entirety by the notices attached to this Current Report as Exhibits 99.1 and 99.2.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1Notice Regarding Conversion Option for Holders of 7.00% and 7.50%
Convertible Subordinated Promissory Notes due 2024.

99.2Notice Regarding Conversion Option for Holders of Class B and Class C
Preferred Stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By	/s/ Larry F. Mazza
Larry F. Mazza President and Chief Executive Officer
Date:  December 28, 2017

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

99.1	Notice Regarding Conversion Option for Holders of 7.00% and 7.50% Convertible Subordinated Promissory Notes due 2024.	Filed herewith
99.2	Notice Regarding Conversion Option for Holders of Class B and Class C Preferred Stock.	Filed herewith